VIZACOM INC.

                              List of Subsidiaries

                                                 State or Other Jurisdiction of
Name                                              Incorporation or Organization
Dialogue 24 Limited . . . . . . . . . . . . . . . . . . . .       United Kingdom
Dialogue 24 GmbH. . . . . . . . . . . . . . . . . . . . . .             Germany
Digital Paper, Inc. . . . . . . . . . . . . . . . . . . . .           California
Grafox Limited. . . . . . . . . . . . . . . . . . . . . . .       United Kingdom
Junction 15 Limited . . . . . . . . . . . . . . . . . . . .       United Kingdom
Precision Software Limited. . . . . . . . . . . . . . . . .       United Kingdom
PSL GmbH. . . . . . . . . . . . . . . . . . . . . . . . . .              Germany
PWR Systems, Inc. . . . . . . . . . . . . . . . . . . . . .             Delaware
Renaissance Multimedia, Inc.. . . . . . . . . . . . . . . .             Delaware
Serif (Europe) Limited. . . . . . . . . . . . . . . . . . .              England
Serif GmbH. . . . . . . . . . . . . . . . . . . . . . . . .              Germany
Serif Inc.. . . . . . . . . . . . . . . . . . . . . . . . .             Delaware
Software Publishing Asia Pacific Corporation. . . . . . . .           California
Software Publishing Corporation . . . . . . . . . . . . . .             Delaware
Software Publishing Corporation Belgium . . . . . . . . . .           California
Software Publishing Corporation Europe. . . . . . . . . . .           California
Software Publishing Corporation SPC (Italia) s.r.l. . . . .                Italy
Software Publishing Corporation Netherlands . . . . . . . .           California
Software Publishing Corporation (Scandinavia) AB. . . . . .               Sweden
Software Publishing Deutschland GmbH. . . . . . . . . . . .              Germany
Software Publishing France, SARL. . . . . . . . . . . . . .               France
Software Publishing International Corporation (FSC) . . . .             Barbados
Software Publishing Limited . . . . . . . . . . . . . . . .       United Kingdom
VisualCities.com Inc. . . . . . . . . . . . . . . . . . . .             Delaware